UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2019

RESTORATION ROBOTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

128 Baytech Drive

San Jose, California

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 883-6888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HAIR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule of Standard; Transfer of Listing

On March 14, 2019, Restoration Robotics, Inc. (the “Company”) received a letter from the listing qualifications department of the Nasdaq Stock Market (“Nasdaq”) indicating that for 30 consecutive trading days the Company did not maintain the minimum $1 bid price for its common stock as required by Nasdaq Listing Rule 5450(a)(1) (the “Rule”).

On September 12, 2019, the Company received a letter from the listing qualifications department of Nasdaq providing formal notification that the Company had not regained compliance with the Rule within the 180 calendar days provided pursuant to Nasdaq Listing Rule 5810(c)(3)(A) and noting that this matter serves as an additional basis for delisting the Company’s securities from Nasdaq. The letter states that the Nasdaq Hearings Panel (the “Panel”) will consider the matter, as well as other information covered in the Company’s recent hearing with the Panel that occurred on September 5, 2019, in their decision regarding the Company’s continued listing on Nasdaq.

The Company intends to submit to the Panel a written statement that addresses the deficiency pursuant to Nasdaq Listing Rule 5810(d).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2019, Chris Aronson, Vice President, Sales of Restoration Robotics, Inc. (the “Company”), notified the Company of his decision to leave his position with the Company, effective October 1, 2019. Mr. Aronson’s resignation is as a result of his decision to pursue other professional opportunities and is not due to any disagreement with us on any matter relating to our operations, policies or practices.

Item 8.01	Other Events

The information set forth under Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION ROBOTICS, INC.

Date: September 13, 2019	By:	/s/ Ryan Rhodes
Ryan Rhodes President, Chief Executive Officer